Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Description of Business and Summary of Significant Accounting Policies
Description of Business and Summary of Significant Accounting Policies
Description of Business
Furmanite Corporation (the “Parent Company”) together with its subsidiaries (collectively, the “Company” or “Furmanite”) conducts business under two operating segments: 1) Technical Services and 2) Engineering & Project Solutions. Technical Services provides specialized technical services, including on-line, off-line and other services. On-line services include leak sealing, hot tapping, line stopping, line isolation, composite repair, valve testing and certain non-destructive testing and inspection services, while off-line services include on-site machining, heat treatment, bolting, valve repair and other non-destructive testing and inspection services. Other services include SmartShimTM services, concrete repair, engineering services, valves and other products and manufacturing. These services and products are provided primarily to electric power generating plants, petroleum industry, which includes refineries and offshore drilling rigs (includes subsea), chemical plants and other process industries in the Americas (which includes operations in North America, South America and Latin America), EMEA (which includes operations in Europe, the Middle East and Africa) and Asia-Pacific through a wholly owned subsidiary of the Parent Company, Furmanite Worldwide, Inc. (“FWI”), and its domestic and international subsidiaries and affiliates. The Engineering & Project Solutions operating segment provides process management inspection services to contractors and operators participating primarily in the midstream oil and gas market, substantially all of which are in the Americas. A wide range of inspection services are offered, including, mechanical integrity, quality assurance and regulatory compliance services for pipelines and other capital, turnaround, maintenance and mechanical integrity projects. Furmanite currently operates over 30 offices in the United States (“U.S.”) including Saraland, Alabama; Benicia, California; Fairfield, California; Torrance, California; Lombard, Illinois; Hobart, Indiana; Louisville, Kentucky; Baton Rouge, Louisiana; Geismar, Louisiana; Gonzales, Louisiana; Sulphur, Louisiana; Paulsboro, New Jersey; Charlotte, North Carolina; Muskogee, Oklahoma; Tulsa, Oklahoma; Pittsburgh, Pennsylvania; Rock Hill, South Carolina; Beaumont, Texas; Corpus Christi, Texas; Houston, Texas; La Porte, Texas; Salt Lake City, Utah; Norfolk, Virginia; Kent, Washington; Huntington, West Virginia; and Parkersburg, West Virginia. The worldwide operations are further supported by offices currently located on six continents in Australia, Azerbaijan, Bahrain, Belgium, Canada, China, Denmark, France, Germany, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Sweden and the United Kingdom (“U.K.”) and by licensee and agency arrangements which are based in Argentina, Belgium, Brazil, Columbia, Chile, Ecuador, Italy, Japan, Mexico, Peru, Puerto Rico, Qatar, Romania, Russia, Trinidad, Turkey and the United Arab Emirates.
The Company’s common stock, no par value, trades on the New York Stock Exchange under the ticker symbol “FRM”.
The Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries. The following significant accounting policies are followed by the Company and its subsidiaries in the preparation of its consolidated financial statements. All intercompany transactions and balances are eliminated in consolidation.

Retrospective Reclassification of the Furmanite Technical Solutions Division to Discontinued Operations

In September 2015, a subsidiary of the Company sold the Furmanite Technical Solutions (“FTS”) division of the Company’s Engineering & Project Solutions operating segment. The consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”), filed with the Securities and Exchange Commission (“SEC”) on March 10, 2015, reflected FTS in continuing operations in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). As a result of the sale of FTS, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the SEC on November 6, 2015, the operating results, assets, liabilities and cash flows of FTS have been presented as discontinued operations, in accordance with U.S. GAAP. The Company is filing these consolidated financial statements to apply this change in presentation retrospectively to the consolidated financial statements, including the accompanying notes, that were included in the Annual Report.

Except for the retrospective reclassification described above, these consolidated financial statements, including the accompanying notes, do not include any updates or revisions to reflect any events or occurrences after the date of the filing of the Annual Report. Therefore, these consolidated financial statements should be read in conjunction with the Annual Report and the Company’s other filings made with the SEC subsequent to the filing of the Annual Report, including quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015.

Refer to Note 2 for additional information on discontinued operations.

Cash and Cash Equivalents
Cash is generally invested in high credit quality and highly liquid short-term investments with original maturities of three months or less. Accordingly, uninvested cash in excess of requirements for operating purposes is kept at minimum levels. Cash equivalents are stated at cost, which approximates market value, and are primarily invested in conservative, highly-rated instruments issued by financial institutions or government entities with strong credit ratings. At certain times, such amounts exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Company had short-term investments with two financial institutions at December 31, 2014 that were not insured by the FDIC in the amount of $8.2 million. The Company has not experienced any losses on these investments. Cash in foreign bank accounts at December 31, 2014 and 2013 was $19.8 million and $17.2 million, respectively.
Accounts Receivable
The majority of accounts receivable are due from companies with petroleum refineries, chemical plants, offshore energy production platforms, steel mills, nuclear and conventional power stations, pulp and paper mills, food and beverage processing plants and other flow-processing facilities. Credit is extended based on evaluation of the customer’s financial condition and generally collateral is not required. Accounts receivable outstanding longer than contractual payment terms are considered past due. The Company regularly evaluates and adjusts for doubtful accounts receivable based on a combination of write-off history, aging analysis and information available on specific accounts. The Company writes off accounts receivable when they become uncollectible. Any payments subsequently received on such receivables are credited to the allowance in the period the payment is received.
Changes in the allowance for doubtful accounts for the years ended December 31, are as follows (in thousands):

	2014	2013	2012
Allowance for doubtful accounts at beginning of year	$1,014	$1,648	$1,272
Provisions for doubtful accounts	78	37	1,604
Currency adjustments	(77)	(5)	38
Write-offs, net of recoveries	21	(666)	(1,266)
Allowance for doubtful accounts at end of year	$1,036	$1,014	$1,648

Inventories
Inventories are valued at the lower of cost or market. Cost is determined using the weighted average cost method. Inventory quantities on hand are reviewed regularly based on related service levels and functionality, and carrying cost is reduced to net realizable value for inventories in which their cost exceeds their utility, due to physical deterioration, obsolescence, changes in price levels or other causes. The cost of inventories consumed or products sold are included in operating costs.
Property and Equipment
Property and equipment are carried at historical cost. Certain leases have been capitalized and the leased assets have been included in property and equipment. Additions of new equipment and major renewals and replacements of existing equipment are capitalized. Repairs and minor replacements that do not materially increase values or extend useful lives are expensed in the period in which they are incurred. Depreciation of property and equipment is provided on a straight-line basis at rates based upon the expected useful lives of the various classes of assets. The expected useful lives of property and equipment are as follows: buildings—forty years, machinery and equipment—five to ten years, furniture and fixtures—three to five years, vehicles—four to six years and other property and equipment—two to five years.
Long-Lived Assets
Property, Plant and Equipment
The Company accounts for property, plant and equipment in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant, and Equipment. Under FASB ASC 360, the Company reviews property, plant and equipment for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Factors that may affect recoverability include changes in planned use of equipment, closing of facilities and discontinuance of service lines. Property and equipment to be held and used is reviewed at least annually for possible impairment. The Company’s impairment review is based on an estimate of the undiscounted cash flow at the lowest level for which identifiable cash flows exist. Impairment occurs when the carrying value of the assets exceeds the estimated future undiscounted cash flows generated by the asset and the impairment is viewed as other than temporary. When impairment is indicated, an impairment charge is recorded for the difference between the carrying value of the asset and its fair market value. Depending on the asset, fair market value may be determined either by use of a discounted cash flow model or by reference to estimated selling values of assets in similar condition. No impairment of property, plant and equipment was recorded in 2014 or 2013.
Goodwill and Intangible Assets
The Company accounts for goodwill and other intangible assets in accordance with the provisions of FASB ASC 350, Intangibles—Goodwill and Other. Under FASB ASC 350, intangible assets with lives restricted by contractual, legal or other means are amortized over their useful lives.
Goodwill and other intangible assets not subject to amortization are tested for impairment annually (in the fourth quarter of each calendar year), or more frequently if events or changes in circumstances indicate that the assets might be impaired. Examples of such events or circumstances include a significant adverse change in legal factors or in the business climate, an adverse action or assessment by a regulator, or a loss of key personnel.
FASB ASC 350 requires a two-step process for testing goodwill impairment, however it permits an entity the option to first assess qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment test. If it is determined that, based on a qualitative assessment, it is not more likely than not that the Company’s fair value is less than its carrying amount, then the first and second steps of the goodwill impairment test are unnecessary. The Company has elected to bypass the qualitative assessment for all reporting units at December 31, 2014 and 2013 and proceed directly to performing the first step of the goodwill impairment test. Under the first step of the two-step process, the fair value of each reporting unit is compared to its carrying value to determine whether an indication of impairment exists. A reporting unit is an operating segment or one level below an operating segment (referred to as a component). Two or more components of an operating segment shall be aggregated and deemed a single reporting unit if the components have similar economic characteristics. As of December 31, 2014 and 2013, the Company has two reporting units for the purpose of testing goodwill impairment as the business segments are determined to be the reporting units. Second, if an impairment is indicated, the implied fair value of the reporting unit’s goodwill is determined by allocating the unit’s fair value to its assets and liabilities, including any unrecognized intangible assets, as if the reporting unit had been acquired in a business combination. The amount of impairment for goodwill and other intangible assets is measured as the excess of the carrying value over the implied fair value.
The Company uses a multiple of revenues as the basis for its measurement of fair value as management considers this approach the most meaningful measure for its reporting units, given the nature of the Company’s business. To support the reasonableness of the calculated fair value, the Company compares the sum of the calculated fair values to the market capitalization of the Company as a whole, as the quoted market price provides the best evidence of fair value on a Company-wide basis.
Based on valuations performed by the Company at December 31, 2014 and 2013, no impairment was indicated.
As of December 31, 2014, goodwill of continuing operations totaled $15.6 million, all of which was associated with the Technical Services operating segment. As of December 31, 2013, goodwill of continuing operations totaled $15.5 million, all of which was associated with the Technical Services operating segment.
At both December 31, 2014 and 2013, $2.6 million of indefinite-lived intangible assets (primarily trade names) were included in intangible and other assets on the consolidated balance sheets. Gross finite-lived intangible assets of $11.6 million and $11.7 million, respectively, were also included in intangible and other assets as of December 31, 2014 and 2013, with accumulated amortization of $6.6 million and $4.3 million, respectively. The change in gross finite-lived intangible assets during 2014 was associated with changes in foreign exchange rates on certain intangible assets within the EMEA and Asia-Pacific regions of the Technical Services segment. Amortization expense for finite-lived intangible assets totaled $2.3 million, $2.6 million and $1.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Finite-lived intangible assets are amortized on a straight-line basis over their estimated useful lives. The estimated useful lives are as follows: customer contracts and relationships—one to five years, non-compete agreements—five years, patents, licenses and other—one to ten years.
Finite-lived intangible assets are reviewed for impairment in accordance with the provisions of FASB ASC 360. In connection with a review in 2012, the Company recognized an impairment loss of $0.4 million in selling, general and administrative expense related to certain finite-lived assets which were determined to have no value following the termination of a contract. There were no such impairments in 2014 or 2013.
Finite-lived intangible assets subject to amortization consisted of the following as of December 31, (in thousands):

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
2014:
Customer contracts and relationships	$7,949	$(4,075)	$3,874
Non-compete agreements	2,231	(1,432)	799
Patents, licenses and other	1,386	(1,067)	319
Total finite-lived intangible assets	$11,566	$(6,574)	$4,992
2013:
Customer contracts and relationships	$7,949	$(2,475)	$5,474
Non-compete agreements	2,313	(1,026)	1,287
Patents, licenses and other	1,416	(840)	576
Total finite-lived intangible assets	$11,678	$(4,341)	$7,337

As of December 31, 2014, future amortization expense related to finite-lived intangible assets subject to amortization is estimated to be as follows (in thousands):

Fiscal Year:
2015	$2,040
2016	1,718
2017	1,207
2018	5
2019	5
Thereafter	17
Total	$4,992

The weighted-average amortization period for intangible assets subject to amortization is approximately 2.7 years.
Revenue Recognition
Revenues are recorded in accordance with FASB ASC 605, Revenue Recognition, when realized or realizable, and earned.
Revenues are recognized when persuasive evidence of an arrangement exists, services to customers have been rendered or products have been delivered, the selling price is fixed or determinable and collectability is reasonably assured. Revenues are recorded net of sales tax.
Substantially all projects are short term in nature and are generally billed on a time and materials basis when the work is completed. Revenue is typically recognized when services are rendered or when product is shipped to the job site and risk of ownership passes to the customer. Infrequently, the Company enters into contracts that are longer in duration that represent multiple element arrangements, which include a combination of services and products. For these contracts, revenues are allocated to the separate deliverables on the basis of stand-alone selling prices and recognized when the services have been rendered or the products delivered to the customer. The Company provides limited warranties to customers, depending upon the service performed. Warranty claim costs were not material during any of the years ended December 31, 2014, 2013 or 2012.
Operating Costs
Operating costs include direct and indirect labor along with related fringe benefits, materials, freight, travel, engineering, vehicles, equipment rental and restructuring charges, and are expensed as incurred. Direct costs related to projects for which the earnings process have not been completed and therefore not qualifying for revenue recognition are recorded as work-in-process inventory.
Selling, General and Administrative Expenses
Selling, general and administrative expenses include payroll and related fringe benefits, marketing, travel, rent, information technology, insurance, professional fees and restructuring charges, and are expensed as incurred.
Foreign Currency Translation
The Company translates the balance sheets of its foreign subsidiaries using year-end exchange rates and translates income statement amounts using the average exchange rates in effect during the year. Gains and losses resulting from the change in exchange rates from year to year are reported separately as a component of accumulated other comprehensive income (loss) in stockholders’ equity. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of income. The Company has no foreign subsidiaries subject to foreign exchange restrictions.
Considering the Company’s global nature, and its exposure to foreign currencies, the financial results in any geographical area can be impacted by changes in currency exchange rates in any given year. Within the Company’s Technical Services segment, financial results in 2014 were favorably impacted in EMEA but were partially offset by unfavorable impacts in Asia-Pacific as a result of currency changes during the year. In 2013, financial results were unfavorably impacted in EMEA and Asia-Pacific and in 2012, the financial results were favorably impacted in EMEA but were partially offset by unfavorable impacts in Asia-Pacific as a result of currency exchange rate changes during the respective years.
Stock-Based Compensation
All stock-based compensation is recognized as an expense in the financial statements and such costs are measured at the fair value of the award at the date of grant. The fair value of stock-based payment awards on the date of grant as determined by the Black-Scholes model is affected by the Company’s stock price on the date of the grant as well as other assumptions. Assumptions utilized in the fair value calculations include the expected stock price volatility over the term of the awards (estimated using the historical volatility of the Company’s stock price), the risk free interest rate (based on the U.S. Treasury Note rate over the expected term of the option), the dividend yield (assumed to be zero, as the Company has not paid, nor anticipates paying, any cash dividends), and employee stock option exercise behavior and forfeiture assumptions (based on historical experience and other relevant factors). For performance-based awards, the Company must also make assumptions regarding the likelihood of achieving performance targets.
Income Taxes
Deferred tax assets and liabilities result from temporary differences between U.S. GAAP and tax treatment of certain income and expense items. The Company must assess and make estimates regarding the likelihood that the deferred tax assets will be recovered. To the extent that it is determined the deferred tax assets will not be recovered, a valuation allowance is established for such assets. In making such a determination, the Company must take into account positive and negative evidence including projections of future taxable income and assessments of potential tax planning strategies.
The Company recognizes the tax benefit from uncertain tax positions only if it is more-likely-than-not that the tax position will be sustained on examination by the applicable taxing authorities, based on the technical merits of the position. The tax benefit recognized is based on the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with the taxing authority. Uncertain tax positions in certain foreign jurisdictions would not impact the effective foreign tax rate because unrecognized non-current tax benefits are offset by the foreign net operating loss carryforwards, which are fully reserved. The Company recognizes interest expense on underpayments of income taxes and accrued penalties related to unrecognized non-current tax benefits as part of the income tax provision.
Defined Benefit Pension Plan
Pension benefit costs and liabilities are dependent on assumptions used in calculating such amounts. The primary assumptions include factors such as discount rates, expected investment return on plan assets, mortality rates and retirement rates. These rates are reviewed annually and adjusted to reflect current conditions. These rates are determined based on reference to yields. The compensation increase rate is based on historical experience. The expected return on plan assets is derived from detailed periodic studies, which include a review of asset allocation strategies, anticipated future long-term performance of individual asset classes, risks (standard deviations) and correlations of returns among the asset classes that comprise the plans’ asset mix. While the studies give appropriate consideration to recent plan performance and historical returns, the assumptions are primarily long-term, prospective rates of return. Mortality and retirement rates are based on actual and anticipated plan experience. In accordance with U.S. GAAP, actual results that differ from the assumptions are accumulated and amortized over future periods and, therefore, generally affect recognized expense and the recorded obligation in future periods. While management believes that the assumptions used are appropriate, differences in actual experience or changes in assumptions may affect the pension obligation and future expense.
Contingencies
Environmental
Liabilities are recorded when site restoration or environmental remediation and cleanup obligations are either known or considered probable and can be reasonably estimated. Recoveries of environmental costs through insurance, indemnification arrangements or other sources are recognized when such recoveries become certain.
The Company capitalizes environmental costs only if the costs are recoverable and the costs extend the life, increase the capacity, or improve the safety or efficiency of property owned by the Company as compared with the condition of that property when originally constructed or acquired, or if the costs mitigate or prevent environmental contamination that has yet to occur and that otherwise may result from future operations or activities and the costs improve the property compared with its condition when constructed or acquired. All other environmental costs are expensed.
Other
The Company establishes a liability for all other loss contingencies, when information indicates that it is probable that an asset has been impaired or a liability has been incurred and the amount of loss can be reasonably estimated.
Exit or Disposal Cost Obligations
In 2010 and 2012, the Company committed to cost reduction initiatives, including planned workforce reductions and restructuring of certain functions. The Company has taken these specific actions in order to strategically align its operating, selling, general and administrative costs to revenue. The Company has recorded expenses related to these cost reduction initiatives for severance, lease cancellations, and other restructuring costs in accordance with FASB ASC 420-10, “Exit or Disposal Cost Obligations” and FASB ASC 712-10, “Nonretirement Postemployment Benefits.”
Under FASB ASC 420-10, costs associated with restructuring activities are generally recognized when they are incurred. In the case of leases, the expense is estimated and accrued when the property is vacated. In addition, post-employment benefits accrued for workforce reductions related to restructuring activities are accounted for under FASB ASC 712-10. A liability for post-employment benefits is generally recorded when payment is probable, the amount is reasonably estimable, and the obligation relates to rights that have vested or accumulated. The Company continually evaluates the adequacy of the remaining liabilities under its restructuring initiatives. Although the Company believes that these estimates accurately reflect the costs of its restructuring plans, actual results may differ, thereby requiring the Company to record additional provisions or reverse a portion of such provisions.
Use of Estimates
The preparation of the Company’s financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include revenue recognition, allowance for doubtful accounts, goodwill, intangible assets and long-lived assets, fair value estimates associated with acquisitions, stock-based compensation, defined benefit pension plan, income taxes, restructuring accruals and contingencies.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606), which provides for a single five-step model to be applied in determining the amount and timing of the recognition of revenue related to contracts with customers. The new guidance also requires additional financial statement disclosures that will enable users to understand the nature, amount, timing and uncertainty of revenue and cash flows relating to customer contracts. Companies have an option to use either a retrospective approach or cumulative effect adjustment approach to implement the guidance. There is no option for early adoption. The provisions of the new guidance are effective for annual reporting periods beginning after December 15, 2016, including interim periods within those reporting periods. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.
In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidations Analysis, which changes the guidance with respect to the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. Companies have an option of using either a full retrospective or modified retrospective adoption approach. The updated guidance is effective for annual reporting periods beginning after December 15, 2015, including interim periods within those annual periods. Early adoption is permitted. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.
Reclassifications
Certain reclassifications have been made to the prior period consolidated financial statements to conform to the current period presentation. These reclassifications had no effect on the consolidated financial position, results of operations or cash flows of the Company.